Exhibit 99.2

KITE

SECOND QUARTER

QUARTERLY FINANCIAL SUPPLEMENTAL

QUARTERLY FINANCIAL SUPPLEMENTAL – JUNE 30, 2020

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
6	Corporate Profile
7	Contact Information
8	Important Notes Including Non-GAAP Disclosures
10	Consolidated Balance Sheets
11	Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2020
12	Same Property Net Operating Income
13	Net Operating Income and EBITDA by Quarter
14	Funds from Operations for the Three and Six Months Ended June 30, 2020
15	Adjusted Funds From Operations and Other Financial Information for the Three and Six Months Ended June 30, 2020
16	Summary Income Statement
17	Accounts Receivable Impact of COVID-19
18	Joint Venture Summary as of June 30, 2020
19	Summary of Outstanding Debt as of June 30, 2020
20	Maturity Schedule of Outstanding Debt as of June 30, 2020
21	Key Debt Metrics
22	Top 25 Tenants by Annualized Base Rent
23	Retail Leasing Spreads
24	Lease Expirations
25	Development and Redevelopment Projects
26	Geographic Diversification – Annualized Base Rent by Region and State
27	Operating Retail Portfolio Summary Report
31	Operating Office Properties and Other
32	Components of Net Asset Value

p. 2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

PRESS RELEASE

Contact Information: Kite Realty Group Trust
Jason Colton
SVP, Capital Markets & Investor Relations
317.713.2762
jcolton@kiterealty.com

Kite Realty Group Trust Reports Second Quarter 2020 Operating Results

Indianapolis, Indiana, August 5, 2020 - Kite Realty Group Trust (NYSE: KRG) reported today its operating results for the second quarter ended June 30, 2020.
“During the ongoing COVID-19 pandemic, we remain committed to the safety of our employees, tenants, and customers as our centers provide essential and desirable shopping destinations,” said John A. Kite, Chairman and CEO. “While the pandemic has caused significant dislocation to all our lives, we believe that strong retail real estate like KRG’s will play an increasingly important role in retailer strategies as they focus their operations on the locations best placed to serve their customers’ needs. KRG’s second quarter rent collection of 80% and July rent collection of 87% are a testament to the strength of our assets.”

Second Quarter Financial Results

▪	Realized net loss attributable to common shareholders of $4.8 million, or $0.06 per common share, compared to net loss of $1.8 million, or $0.02 per common share, for the same period in 2019.

▪	Generated NAREIT Funds From Operations of the Operating Partnership (FFO) of $25.4 million, or $0.30 per diluted common share.

▪	Same-Property Net Operating Income (NOI), which was negatively impacted by COVID-19, decreased by 9.8%.

▪	KRG’s bad debt reserve this quarter was approximately $6.6 million, comprised of:

▪	$4.9 million for rental income due during the second quarter, which represents approximately 7% of all second quarter billings;

▪	$880,000 in straight line rent; and

▪	$870,000 for prior period accounts receivable balances.

Second Quarter Portfolio Operations

▪	Executed 35 new and renewal leases representing 302,411 square feet.

▪	GAAP leasing spreads of 95.6% (78.9% cash basis) on 4 comparable new leases, 16.8% (9.3% cash basis) on 24 comparable renewals, and 29.3% (19.9% cash basis) on a blended basis.

▪	Annualized base rent (ABR) for the operating retail portfolio was $18.08, a 4% increase year-over-year.

▪	Retail leased percentage was 94.0%, a decrease of 110 basis points year-over-year.

Transaction Activity

▪	Subsequent to quarter end, KRG sold Courthouse Shadows, a non-operating asset, for $14 million.

Capital Markets Activity

▪
Repaid $100 million of the outstanding balance on KRG’s credit facility during the second quarter and another $100 million subsequent to quarter end, thereby lowering the outstanding amount to $100 million.

p. 3	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

Second Quarter Development Activity

▪
Entered into a joint venture with a local developer for the construction of 267 multi-family units on an under-utilized parking field at Glendale Town Center in Indianapolis, IN. KRG contributed the land valued at $1.6 million to the venture in exchange for 12% interest in the venture and has minimal additional capital requirements.

Balance Sheet Overview

▪	As of June 30, 2020, KRG’s net-debt-to-EBITDA was 7.1x.

▪	Zero debt maturities until 2022.

▪	$3.2 million remaining to spend at the Eddy Street Commons Phase II development.

▪	$5.0 million remaining to spend on the Big Box Surge program.

COVID-19 Update (as of August 5, 2020)

▪	Approximately 94% of tenants (based on ABR) were open for business and operating in some capacity as of August 1st.

▪	Approximately 80% of total second quarter base rent and recoveries collected.

▪	Approximately 9% of total second quarter base rent and recoveries have been affirmatively deferred.

▪	Approximately 87% of total July base rent and recoveries collected.

▪	KRG launched the KRG Small Business Loan program on April 20, 2020.

▪	As of August 5, 2020, KRG issued 27 loans totaling $2.2 million.

▪	Please see KRG’s second quarter investor presentation for further details.

ESG Update

▪	On July 29, 2020, KRG issued a press release highlighting KRG’s ESG efforts. The press release highlighted:

▪	Filing of KRG’s inaugural GRESB assessment.

▪	KRG’s additional ESG efforts to date.

▪	To find out more about the Company’s commitment to ESG excellence, please visit our Corporate Responsibility page at KRG Corporate Responsibility.

2020 Earnings Guidance
Given the ongoing uncertainty surrounding the impacts COVID-19 will have on the economy and our tenants, the Company withdrew previously provided 2020 guidance on March 27, 2020. The Company’s guidance remains withdrawn.

Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Thursday, August 6, 2020, at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 4153447). In addition, a webcast replay link will be available on the corporate website.

About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to retailers in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

Safe Harbor
This release, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.
Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, result of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused many of the Company’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore will significantly impact the Company for the foreseeable future. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, and possible short-term and long-term effects of the pandemic on consumer behavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.
Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the actual and perceived impact of e-commerce on the value of shopping center assets; risks related to the geographical concentration of the Company’s properties in Florida, Indiana, Texas, Nevada and North Carolina; civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires that may result in underinsured or uninsured losses; changes in laws and government regulations; governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in certain select markets in the United States. As of June 30, 2020, we owned interests in 90 operating and redevelopment properties totaling approximately 17.6 million square feet and two development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and continue to gain scale in our target markets. New investments are focused in the shopping center sector primarily in markets that are benefiting from existing and accelerating migration patterns and where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns. Dispositions are generally designed to increase the quality of our portfolio and exit non-target markets. The proceeds of dispositions will generally be used to acquire assets in our target markets or strengthen the Company’s balance sheet.

Company Highlights as of June 30, 2020

	# of Properties	Total GLA /NRA	Owned GLA /NRA[1]
Operating Retail Properties	82	16,164,665	11,561,161
Operating Office Properties and Other	4	498,242	498,242
Redevelopment Properties[2]	4	900,221	635,518
Total Operating and Redevelopment Properties	90	17,563,128	12,694,921
Development Projects[2]	2	737,000	32,500
Total All Properties	92	18,300,128	12,727,421
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage	94.0%	96.9%	94.1%
States			16

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants and adjacent non-owned anchors.
2	Includes square footage of planned space upon completion.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Jason Colton	Robert W. Baird & Co.	Compass Point Research & Trading, LLC
Senior Vice President, Capital Markets and IR	Mr. RJ Milligan	Mr. Floris van Dijkum
Kite Realty Group Trust	(813) 273-8252	(646) 757-2621
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	fvandijkum@compasspointllc.com
Indianapolis, IN 46204
(317) 713-2762	Bank of America/Merrill Lynch	DA Davidson
jcolton@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Barry Oxford
	(646) 855-1363/(646) 855-3640	(212) 240-9871
Transfer Agent:	jeff.spector@baml.com	boxford@dadco.com
craig.schmidt@baml.com
Broadridge Financial Solutions		KeyBanc Capital Markets
Ms. Kristen Tartaglione	BTIG	Mr. Jordan Sadler/Mr. Todd Thomas
2 Journal Square, 7th Floor	Mr. Michael Gorman	(917) 368-2280/(917) 368-2286
Jersey City, NJ 07306	(212) 738-6138	tthomas@keybanccm.com
(201) 714-8094	mgorman@btig.com	jsadler@keybanccm.com

Stock Specialist:	Capital One Securities, Inc.	Raymond James
	Mr. Christopher Lucas	Mr. Paul Puryear/Mr. Collin Mings
GTS	(571) 633-8151	(727) 567-2253/(727) 567-2585
545 Madison Avenue	christopher.lucas@capitalone.com	paul.puryear@raymondjames.com
15th Floor		collin.mings@raymondjames.com
New York, NY 10022	Citigroup Global Markets
(212) 715-2830	Mr. Michael Bilerman/Ms. Christy McElroy	Piper Sandler
	(212) 816-1383/(212) 816-6981	Mr. Alexander Goldfarb
	michael.bilerman@citigroup.com	(212) 466-7937
	christy.mcelroy@citigroup.com	alexander.goldfarb@psc.com

Wells Fargo Securities, LLC
Ms. Tamara Fique
(617) 603-4262/(443) 263-6568
tamara.fique@wellsfargo.com

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, to be filed on or about August 6, 2020, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments that, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused many of the Company’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their rental obligations, and therefore will significantly impact the Company for the foreseeable future. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, and possible short-term and long-term effects of the pandemic on consumer behavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic.

In addition, risks, uncertainties and factors that might cause such differences from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements, some of which could be material, include but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the actual and perceived impact of e-commerce on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana, Texas, Nevada and North Carolina;

•
civil unrest, acts of terrorism or water, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires that may result in underinsured or uninsured losses;

•	changes in laws and government regulations;

•	governmental orders affecting the use of our properties or the ability of our tenants to operate;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. For informational purposes, we have also provided FFO adjusted for loss on debt extinguishment. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

From time to time, the Company may report or provide guidance with respect to “NAREIT FFO as adjusted” which removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including without limitation, gains or losses associated with the early extinguishment of debt, gains or losses associated with litigation involving the Company that is not in the normal course of business, the impact on earnings from executive separation, and the excess of redemption value over carrying value of preferred stock redemption, which are not otherwise adjusted in the Company’s calculation of FFO.
Adjusted Funds from Operations
Adjusted Funds from Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (calculcated in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination income in excess of lost rent, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable in exchange for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the following: the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company a) begins recapturing space from tenants or b) the contemplated plan significantly impacts the operations of the property. For the quarter ended June 30, 2020, the Company excluded four redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods. In addition, the Company excluded one recently acquired property from the same property pool.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 9	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	June 30, 2020	December 31, 2019
Assets:
Investment properties, at cost	$3,092,082	$3,087,391
Less: accumulated depreciation	(711,594)	(666,952)
	2,380,488	2,420,439
Cash and cash equivalents	229,975	31,336
Tenant and other receivables, including accrued straight-line rent of $24,808 and $27,256, respectively	61,598	55,286
Restricted cash and escrow deposits	21,835	21,477
Deferred costs and intangibles, net	66,471	73,157
Prepaid and other assets	38,178	34,548
Investments in unconsolidated subsidiaries	13,241	12,644
Total Assets	$2,811,786	$2,648,887
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,346,255	$1,146,580
Accounts payable and accrued expenses	85,700	69,817
Deferred revenue and other liabilities	86,289	90,180
Total Liabilities	1,518,244	1,306,577
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	44,629	52,574
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 84,194,268 and 83,963,369 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	842	840
Additional paid in capital	2,083,212	2,074,436
Accumulated other comprehensive loss	(34,030)	(16,283)
Accumulated deficit	(801,809)	(769,955)
Total Kite Realty Group Trust Shareholders’ Equity	1,248,215	1,289,038
Noncontrolling Interests	698	698
Total Equity	1,248,913	1,289,736
Total Liabilities and Equity	$2,811,786	$2,648,887

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue:
Rental income	$61,538	$79,795	$127,066	$162,152
Other property related revenue	1,676	1,594	5,956	2,649
Fee income	91	91	195	194
Total revenue	63,305	81,480	133,217	164,995
Expenses:
Property operating	9,319	11,468	20,120	22,898
Real estate taxes	8,254	9,929	17,188	20,135
General, administrative, and other	6,578	7,037	13,504	13,814
Depreciation and amortization	31,409	34,713	62,877	69,348
Impairment charges	—	25,107	—	29,184
Total expenses	55,560	88,254	113,689	155,379
Gain on sale of operating properties, net	623	24,092	1,666	30,679
Operating income	8,368	17,318	21,194	40,295
Interest expense	(13,271)	(16,124)	(25,564)	(32,582)
Income tax benefit of taxable REIT subsidiary	202	66	306	148
Loss on debt extinguishment	—	(2,577)	—	(2,577)
Equity in loss of unconsolidated subsidiaries	(436)	(238)	(839)	(665)
Other income (expense), net	351	(142)	249	(328)
Net (loss) income	(4,786)	(1,697)	(4,654)	4,291
Net loss (income) attributable to noncontrolling interests	17	(99)	(188)	(372)
Net (loss) income attributable to Kite Realty Group Trust common shareholders	$(4,769)	$(1,796)	$(4,842)	$3,919

Net (loss) income per common share - basic and diluted	$(0.06)	$(0.02)	$(0.06)	$0.05

Weighted average common shares outstanding - basic	84,157,541	83,938,961	84,090,316	83,891,584
Weighted average common shares outstanding - diluted	84,157,541	83,938,961	84,090,316	84,017,762
Cash dividends declared per common share	$0.0000	$0.3175	$0.3175	$0.6350

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended June 30,			Six Months Ended June 30,
	2020	2019	% Change	2020	2019	% Change
Number of properties for the quarter[1]	82	82

Leased percentage at period end	94.0%	95.9%		94.0%	95.9%
Economic Occupancy percentage[2]	92.1%	92.5%		93.0%	92.3%

Minimum rent	$49,728	$50,013		$100,250	$99,450
Tenant recoveries	14,828	14,873		30,213	29,687
Bad debt	(5,508)	(557)		(6,155)	(994)
Other income	82	291		290	580
	59,130	64,620		124,598	128,723

Property operating expenses	(7,645)	(8,559)		(16,566)	(16,790)
Real estate taxes	(8,598)	(8,525)		(17,298)	(16,998)
	(16,243)	(17,084)		(33,864)	(33,788)
Same Property NOI	$42,887	$47,536	(9.8)%	$90,734	$94,935	(4.4)%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$42,887	$47,536		$90,734	$94,935
Net operating income - non-same activity[3]	2,845	12,547		5,175	27,027
Other income (expense), net	117	(314)		(284)	(845)
General, administrative and other	(6,578)	(7,037)		(13,504)	(13,814)
Impairment charges	—	(25,107)		—	(29,184)
Depreciation and amortization expense	(31,409)	(34,713)		(62,877)	(69,348)
Interest expense	(13,271)	(16,124)		(25,564)	(32,582)
Loss on debt extinguishment	—	(2,577)		—	(2,577)
Gain on sales of operating properties	623	24,092		1,666	30,679
Net loss (income) attributable to noncontrolling interests	17	(99)		(188)	(372)
Net (loss) income attributable to common shareholders	$(4,769)	$(1,796)		$(4,842)	$3,919

____________________
1	Same Property NOI excludes (i) The Corner, Courthouse Shadows, Glendale Town Center, and Hamilton Crossing redevelopments, (ii) the recently acquired Nora Plaza, and (iii) office properties.
2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool including properties sold during both periods.

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

NET OPERATING INCOME AND EBITDA BY QUARTER

($ in thousands)
	Three Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Revenue:
Minimum rent[1]	$49,265	$49,539	$53,096	$52,801	$58,373
Minimum rent - ground leases	4,242	4,204	4,232	4,103	4,369
Tenant reimbursements	14,656	15,419	16,161	16,504	17,573
Bad debt	(6,627)	(3,723)	(654)	(892)	(695)
Other property related revenue[2]	1,411	3,205	254	1,100	492
Overage rent	3	89	870	57	174
Parking revenue, net[3]	(102)	467	514	583	518
	62,848	69,200	74,473	74,256	80,804
Expenses:
Property operating - Recoverable[4]	8,316	9,087	9,721	9,207	9,594
Property operating - Non-Recoverable[4]	725	1,319	1,468	1,467	1,491
Real estate taxes	8,165	8,721	8,793	9,430	9,727
	17,206	19,127	19,982	20,104	20,812
Net Operating Income - Properties	45,642	50,073	54,491	54,152	59,992

Other (Expenses) Income:
General, administrative, and other	(6,578)	(6,926)	(7,691)	(6,709)	(7,037)
Fee income	91	104	144	110	91
	(6,487)	(6,822)	(7,547)	(6,599)	(6,946)
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization	39,155	43,251	46,944	47,553	53,046

Impairment charge	—	—	—	(8,538)	(25,107)
Depreciation and amortization	(31,409)	(31,468)	(30,765)	(31,985)	(34,713)
Interest expense	(13,271)	(12,293)	(12,383)	(14,302)	(16,124)
Equity in (loss) earnings of unconsolidated subsidiaries	(436)	(403)	49	(11)	(238)
Income tax benefit of taxable REIT subsidiary	202	104	94	41	66
Loss on debt extinguishment	—	—	(1,950)	(7,045)	(2,577)
Other income (expense), net	351	(104)	(139)	(116)	(142)
Gain (loss) on sales of operating properties	623	1,043	14,005	(5,714)	24,092
Net (loss) income	(4,786)	130	15,855	(20,117)	(1,697)
Less: Net loss (income) attributable to noncontrolling interests	17	(204)	(541)	382	(99)
Net (loss) income attributable to Kite Realty Group Trust	$(4,769)	$(74)	$15,314	$(19,735)	$(1,796)

NOI/Revenue	72.6%	72.4%	73.2%	72.9%	74.2%
Recovery Ratios[5]
- Retail Properties	92.3%	89.6%	90.7%	91.6%	94.3%
- Consolidated	88.9%	86.6%	87.3%	88.6%	91.0%

____________________
1
Minimum rent includes $0.6 million, $0.2 million, $2.1 million, $0.4 million, $0.2 million, and $0.1 million of lease termination income for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.

2	Other property related revenue for the three months ended June 30, 2020 includes $1.2 million in sales of ancillary land holdings adjacent to operating properties.
3	Parking revenue, net represents the net operating results of the Eddy Street Parking Garage, the Union Station Parking Garage, and the Pan Am Plaza Parking Garage.
4
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.7 million) allocable to the property operations in the three months ended June 30, 2020, a portion of which is recoverable. Non-recoverable expenses primarily include ground rent, professional fees, and marketing costs.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

FUNDS FROM OPERATIONS[1,2]

($ in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Funds From Operations ("FFO")
Consolidated net (loss) income	$(4,786)	$(1,697)	$(4,654)	$4,291
Less: net income attributable to noncontrolling interests in properties	(132)	(132)	(264)	(264)
Less: Gain on sales of operating properties	(623)	(24,092)	(1,666)	(30,679)
Add: impairment charges	—	25,107	—	29,184
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	31,744	34,954	63,531	69,853
FFO of the Operating Partnership[1]	26,203	34,140	56,947	72,385
Less: Limited Partners' interests in FFO	(769)	(819)	(1,508)	(1,737)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$25,434	$33,321	$55,439	$70,648
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.30	$0.40	$0.66	$0.84
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.30	$0.40	$0.66	$0.84

FFO of the Operating Partnership[1]	$26,203	$34,140	$56,947	$72,385
Add: loss on debt extinguishment	—	2,577	—	2,577
FFO, as adjusted, of the Operating Partnership	$26,203	$36,717	$56,947	$74,962
FFO, as adjusted, per share of the Operating Partnership - basic	$0.30	$0.43	$0.66	$0.87
FFO, as adjusted, per share of the Operating Partnership - diluted	$0.30	$0.43	$0.66	$0.87

Weighted average common shares outstanding - basic	84,157,541	83,938,961	84,090,316	83,891,584
Weighted average common shares outstanding - diluted	84,318,868	84,064,507	84,247,173	84,017,762
Weighted average common shares and units outstanding - basic	86,392,532	86,051,797	86,296,471	85,982,324
Weighted average common shares and units outstanding - diluted	86,553,859	86,177,343	86,453,328	86,108,502

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net income	$(0.06)	$(0.02)	$(0.05)	$0.05
Less: net income attributable to noncontrolling interests in properties	—	—	—	—
Less: Gain on sales of operating properties	(0.01)	(0.28)	(0.02)	(0.36)
Add: impairment charges	—	0.29	—	0.34
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.37	0.41	0.73	0.81
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.30	$0.40	$0.66	$0.84

Add: loss on debt extinguishment	—	0.03	—	0.03
FFO, as adjusted, of the Operating Partnership per diluted share/unit [2]	$0.30	$0.43	$0.66	$0.87

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

2	Per share/unit amounts of components will not necessarily sum to the total due to rounding to the nearest cent.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, of the Operating Partnership	$26,203	$36,717	$56,947	$74,962
Add:
Depreciation of non-real estate assets	118	197	251	374
Amortization of deferred financing costs	590	845	1,172	1,514
Non-cash compensation expense	1,433	1,432	2,414	2,705
Less:
Straight-line rent - minimum rent	213	572	371	1,138
Straight-line rent - common area maintenance	180	388	358	497
Straight-line rent - reserve for uncollectability	(881)	—	(3,757)	—
Market rent amortization income	768	1,111	1,367	2,156
Amortization of debt premium	111	500	222	1,047
Capital expenditures[1]:
Maintenance capital expenditures	820	640	981	991
Revenue enhancing tenant improvements	735	2,225	3,448	4,597
External lease commissions	102	560	364	1,009
Total Recurring AFFO of the Operating Partnership	26,296	$33,195	$57,430	$68,120

Other Financial Information:
Scheduled debt principal payments	$554	$1,244	$1,103	$2,403

____________________
1	Excludes landlord work, tenant improvements and leasing commissions relating to development, redevelopment, and Big Box Surge projects.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

SUMMARY INCOME STATEMENT

($ in thousands)
	Three Months Ended June 30,
	2020	2019	% Change

Same Property Revenue	$59,130	$64,620	(8.5)%
Same Property Expenses	(16,243)	(17,084)	4.9%
Same Property Net Operating Income	42,887	47,536	(9.8)%

Sold Assets Net Operating Income	—	8,368	(100.0)%
Non-Same Property Net Operating Income	2,755	4,088	(32.6)%

Net Operating Income	45,642	59,992	(23.9)%

General and Administrative Expense	(6,578)	(7,037)	6.5%
Fee income	91	91	—%
EBITDA	39,155	53,046	(26.2)%

Interest Expense	(13,271)	(16,124)	17.7%
Other income (expense), net	319	(205)	255.6%
Funds From Operations, as adjusted	26,203	36,717	(28.6)%

Non-Cash Items	1,750	(97)	1,904.1%
Capital Expenditures	(1,657)	(3,425)	51.6%
Recurring Adjusted Funds From Operations	26,296	33,195	(20.8)%

FFO per share of the Operating Partnership - diluted	$0.30	$0.43	(30.2)%

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

ACCOUNTS RECEIVABLE IMPACT OF COVID-19

($ in thousands)

Bad Debt Breakout
Amount
Bad Debt Type
2nd Quarter Billed Rent Deemed Uncollectible - Operating Tenants	$3,688
2nd Quarter Billed Rent Deemed Uncollectible - Tenants Declared Bankruptcy	1,186
2nd Quarter Cash Impact	4,874
Accounts Receivable Balance Prior to 2nd Quarter Deemed Uncollectible	872
Straight-Line Rent Reserve	881
Total 2nd Quarter Bad Debt Expense	$6,627

Accounts Receivable Impact
Amount
Balance as of March 31, 2020	$49,850
Small Business Loans	2,200
Other Activity	1,071
2nd Quarter Billed Rent Outstanding	15,104
2nd Quarter Billed Rent Deemed Uncollectible	(4,874)
Accounts Receivable Balances Prior to 2nd Quarter Deemed Uncollectible	(872)
Straight-Line Rent Reserve	(881)
Balance as of June 30, 2020	$61,598

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

JOINT VENTURE SUMMARY - JUNE 30, 2020

($ in thousands)

CONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	Partner Economic Ownership Interest [1]	Partner Share of Debt	Partner Share of Annual Income
Individual Investors	465,917	$143,909	$55,470	2% - 15%	$1,109	$528

UNCONSOLIDATED INVESTMENTS
Investment Partner	Total GLA	Total Assets	Total Debt	KRG Economic Ownership Interest	KRG Share of Debt	KRG Investment	KRG Share of Quarterly EBITDA	KRG Share of Quarterly EBITDA Annualized
Nuveen	416,877	$101,775	$51,890	20%	$10,378	$9,267	$320	$1,281
Milhaus	207,000	—	—	12%	—	1,477	—	—
Individual Investors	152,460	47,223	33,634	35%	11,770	2,497	(67)	(268)
Total	776,337	$148,998	$85,524		$22,148	$13,241	$253	$1,013

____________________
1	Economic ownership % represents the partner's share of cash flow.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

SUMMARY OF OUTSTANDING DEBT AS OF June 30, 2020

($ in thousands)
TOTAL OUTSTANDING DEBT [1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	1,096,729	80%	4.17%	5.5
Variable Rate Debt [3]	255,470	18%	1.41%	2.2
Net Debt Premiums and Issuance Costs, Net	(5,944)	N/A	N/A	N/A
Total Consolidated Debt	1,346,255	98%	3.65%	4.8
KRG Share of Unconsolidated Debt	22,148	2%	4.59%	5.9
Total	1,368,403	100%	3.67%	4.9

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2020	1,123	—	—	1,123	100	1,223
2021	2,303	—	—	2,303	245	2,548
2022	1,043	178,877	—	179,920	258	180,178
2023	806	161,517	295,000	457,323	270	457,593
2024	854	—	—	854	10,897	11,751
2025	904	—	80,000	80,904	—	80,904
2026 And Beyond	4,672	100	625,000	629,772	10,378	640,150
Net Debt Premiums and Issuance Cost, Net	(5,944)	—	—	(5,944)	—	(5,944)
Total	$5,761	$340,494	$1,000,000	$1,346,255	$22,148	$1,368,403

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of June 30, 2020, $250 million in variable rate debt is hedged for a weighted average of 2.7 years.

2
This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility.The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.

3	Includes $200 million outstanding on unsecured credit facility.

($ In millions)
$500
$400
$300
$200
$100
$0
95.0
161.5
200.0
181.5
11.8
80.0
300.0
75.0
250.0
10.4
9.2
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Line of Credit
Mortgage Debt
Unconsolidated
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF June 30, 2020

($ in thousands)
Property	Interest Rate[1]	Maturity Date	Balance as of June 30, 2020	% of Total Outstanding

2020 Debt Maturities			—	—%

2021 Debt Maturities			—	—%

Delray Marketplace [2]	LIBOR + 160	2/5/2022	55,470
Bayonne Crossing	4.43%	4/1/2022	42,531
Saxon Crossing	4.65%	7/1/2022	11,400
Shops at Moore	4.29%	9/1/2022	21,300
Shops at Julington Creek	4.60%	9/1/2022	4,785
Centre Point Commons	4.34%	10/1/2022	14,410
Miramar Square	4.16%	12/1/2022	31,625
2022 Debt Maturities			181,521	13%

Centennial Gateway	3.81%	1/1/2023	23,962
Centennial Center	3.83%	1/6/2023	70,455
Eastern Beltway	3.83%	1/6/2023	34,100
The Corner (AZ)	4.10%	3/1/2023	14,750
Chapel Hill	3.78%	4/1/2023	18,250
Unsecured Credit Facility [3]	LIBOR + 115	4/22/2023	200,000
Senior Unsecured Note	4.23%	9/10/2023	95,000
2023 Debt Maturities			456,517	33%

2024 Debt Maturities			—	—%

Senior Unsecured Note	4.47%	9/10/2025	80,000
2025 Debt Maturities			80,000	6%

Senior Unsecured Note	4.00%	10/1/2026	300,000
Senior Unsecured Note	4.57%	9/10/2027	75,000
Unsecured Term Loan [4]	LIBOR + 200	10/24/2028	250,000
Rampart Commons	5.73%	6/10/2030	9,161
2026 And Beyond Debt Maturities			634,161	46%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS			(5,944)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET			$1,346,255	98%

KRG Share of Unconsolidated Debt
Embassy Suites at University of Notre Dame [5]	LIBOR + 250	7/1/2024	11,770
Nuveen [5]	4.09%	7/1/2028	10,378
TOTAL KRG SHARE OF UNCONSOLIDATED DEBT			22,148	2%
TOTAL CONSOLIDATED AND KRG SHARE OF UNCONSOLIDATED DEBT			$1,368,403

1	At June 30 2020, one-month LIBOR was 0.16%.
2	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 17 for additional detail.
3	Assumes Company exercises its option to extend the maturity date by one year.
4	Assumes Company exercises three one-year options to extend the maturity date by three years.
5	Properties are held in joint ventures. See Joint Venture Summary on page 17 for additional detail.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

KEY DEBT METRICS

UNSECURED PUBLIC DEBT COVENANTS
	June 30, 2020	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	39%	<60%

Secured Debt to Undepreciated Assets	11%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	267%	>150%

Debt Service Coverage	3.1x	>1.5x

UNSECURED CREDIT FACILITY COVENANTS
	June 30, 2020	Debt Covenant Threshold

Maximum Leverage	42%	<60%

Minimum Fixed Charge Coverage	3.2x	>1.50x

Secured Indebtedness	11%	<45%

Unsecured Debt Interest Coverage	3.7x	>1.75x

Unsecured Leverage	44%	<60%

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$229,975
Availability under unsecured credit facility	354,174
	$584,149

Unencumbered NOI as a % of Total NOI	75%

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

NET DEBT TO EBITDA
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,373,238
Less: Cash, Cash Equivalents, and Restricted Cash		(252,358)
		$1,120,880
Q2 2020 EBITDA, Annualized:
- Consolidated EBITDA	$156,620
- Unconsolidated EBITDA [1]	1,013
- Minority Interest EBITDA [1]	(528)	157,103
Ratio of Company Share of Net Debt to EBITDA		7.1x

____________________
1	See page 17 for details

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of June 30, 2020
($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2020.

	Number of Stores						Credit Ratings
Tenant (# Stores)	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Annualized Base Rent[3,4]	Annualized Base Rent per Sq. Ft.[4]	% of Total Portfolio Annualized Base Rent[4]	S&P	Moody's
Publix Super Markets, Inc.	11	—	535,466	$5,454	$10.19	2.5%	N/A	N/A
The TJX Companies, Inc.[5]	14	2	471,684	4,833	11.20	2.2%	A	A2
PetSmart, Inc.	13	1	291,379	4,083	14.62	1.9%	B+	Ba2
Bed Bath & Beyond, Inc.[6]	14	2	422,348	4,081	10.52	1.9%	B-	B3
Ross Stores, Inc.	12	1	364,442	4,000	11.61	1.8%	BBB+	A2
Dick's Sporting Goods, Inc.[7]	7	—	340,502	3,679	10.81	1.7%	N/A	N/A
Nordstrom Rack	5	1	197,797	3,571	20.75	1.6%	BBB-	Baa3
Michaels Stores, Inc.	11	1	253,936	3,285	13.66	1.5%	B	Ba2
National Amusements	1	—	80,000	2,953	36.92	1.4%	B-	N/A
The Gap[8]	12	—	183,599	2,861	15.58	1.3%	BB-	Ba1
Kohl's Corporation	4	—	184,516	2,832	7.87	1.3%	BBB-	Baa2
Burlington Stores, Inc.	4	—	268,445	2,676	9.97	1.2%	AA	Aa2
Walmart Stores, Inc.[9]	5	—	—	2,652	3.27	1.2%	BBB	Baa1
Best Buy Co., Inc.	5	—	183,604	2,627	14.31	1.2%	BBB+	Baa1
Lowe's Companies, Inc.	3	—	—	2,375	4.91	1.1%	N/A	N/A
LA Fitness	3	—	125,209	2,292	18.31	1.1%	CCC+	B3
Petco Animal Supplies, Inc.	9	—	125,897	2,230	17.71	1.0%	BB	N/A
Hobby Lobby Stores, Inc.	5	—	271,254	2,218	8.18	1.0%	N/A	N/A
Whole Foods Market, Inc.	4	—	139,781	2,130	15.24	1.0%	A+	A2
The Kroger Co.[10]	3	—	60,268	2,099	9.19	1.0%	BBB	Baa1
Mattress Firm, Inc.[11]	16	—	76,408	2,083	27.26	1.0%	N/A	N/A
New York Sports Club	2	—	86,717	1,921	22.16	0.9%	N/A	N/A
Randall's Food and Drugs	2	—	133,990	1,754	13.09	0.8%	N/A	N/A
Office Depot, Inc.[12]	7	—	146,780	1,734	11.81	0.8%	B	Ba3
Walgreens	3	—	52,662	1,726	32.78	0.8%	BBB	Baa2
TOTAL	175	8	4,996,684	$72,149	$11.23	33.0%

1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3
Annualized base rent represents the monthly contractual rent for June 30, 2020, for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.

4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (9), Marshalls (5) and HomeGoods (2).
6	Includes Bed Bath and Beyond (8), Buy Buy Baby (4) Christmas Tree Shops (1), and Cost Plus World Market (3).
7	Includes Dick's Sporting Goods (6) and Golf Galaxy (1).
8	Includes Old Navy (11) and Athleta (1).
9	Includes Walmart (3) and Sam's Club (2).
10	Includes Kroger (1), Harris Teeter (1), and Smith's (1).
11	Includes Mattress Firm (12) and Sleepy's (4).
12	Includes Office Depot (5) and Office Max (2).

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4]	Cash Rent Spread	GAAP Rent Spread[5]	TI, LL Work, Lease Commissions PSF[6]
New Leases - Q2, 2020	5	44,650	4	42,650	$11.82	$21.14	78.9%	95.6%
New Leases - Q1, 2020	15	124,235	11	113,251	15.61	17.41	11.5%	34.6%
New Leases - Q4, 2019	26	111,552	16	86,085	16.36	23.13	41.4%	52.6%
New Leases - Q3, 2019	22	71,241	10	25,428	21.98	27.33	24.3%	42.4%
Total	68	351,678	41	267,414	$15.85	$20.79	31.2%	48.3%	$59.51

Renewals - Q2, 2020	30	257,761	24	240,003	$11.71	$12.80	9.3%	16.8%
Renewals - Q1, 2020	27	131,878	21	94,130	19.02	20.73	8.9%	16.3%
Renewals - Q4, 2019	30	190,159	29	187,790	14.40	15.55	8.0%	13.4%
Renewals - Q3, 2019	48	490,983	44	444,065	13.26	14.10	6.3%	9.5%
Total	135	1,070,781	118	965,988	$13.66	$14.70	7.6%	11.7%	$0.27

Total - Q2, 2020	35	302,411	28	282,653	$11.73	$14.06	19.9%	29.3%
Total - Q1, 2020	42	256,113	32	207,381	17.16	18.91	10.2%	25.5%
Total - Q4, 2019	56	301,711	45	273,875	15.02	17.94	19.4%	27.1%
Total - Q3, 2019	70	562,224	54	469,493	13.74	14.82	7.9%	12.3%
Total	203	1,422,459	159	1,233,402	$14.14	$16.03	13.4%	19.2%	$13.11

________________
1
Comparable space leases on this report are included for second generation retail spaces. Comparable leases represent those leases for which there was a former tenant within the last 12 months. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, and ground leases are excluded.

2	Comparable renewals exclude terms shorter than two years.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.
4	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
5	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
6	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

LEASE EXPIRATIONS

As of June 30, 2020

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2020.

		Expiring GLA[2]					Expiring Annualized Base Rent per Sq. Ft.[3]
	Number of Expiring Leases[1]	Shop Tenants	Anchor Tenants	Office and Other Tenants	Expiring Annualized Base Rent (Pro-rata)	% of Total Annualized Base Rent (Pro-rata)	Shop Tenants	Anchor Tenants	Office and Other Tenants	Total
2020	82	142,774	183,064	3,242	$6,985	3.5%	$27.41	$17.71	$19.25	$21.79
2021	207	445,859	815,447	17,868	21,773	10.8%	27.37	11.63	21.97	17.17
2022	250	514,283	1,063,458	65,020	29,309	14.5%	27.40	13.18	19.80	17.88
2023	245	513,532	1,125,475	129,935	32,514	16.1%	28.92	14.71	9.17	18.41
2024	205	441,208	823,181	33,827	23,314	11.6%	29.41	14.84	13.99	20.36
2025	184	387,115	1,192,986	113,309	25,761	12.8%	29.72	10.88	16.40	15.65
2026	86	228,914	574,729	—	11,238	5.6%	26.12	10.05	—	14.95
2027	72	192,573	379,718	9,154	10,203	5.1%	28.68	13.13	32.24	19.04
2028	72	173,233	316,757	61,747	11,339	5.6%	31.05	14.63	22.19	20.60
2029	51	124,096	208,700	2,200	6,573	3.3%	30.61	12.63	62.73	19.62
Beyond	83	197,059	968,266	54,721	22,802	11.3%	29.25	16.50	23.16	18.80
	1,537	3,360,646	7,651,781	491,023	$201,811	100.0%	$28.56	$13.41	$16.98	$18.06

____________________
1	Lease expiration table reflects rents in place as of June 30, 2020 and does not include option periods; 2020 expirations include 16 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent as of June 30, 2020 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

DEVELOPMENT AND REDEVELOPMENT PROJECTS

($ in thousands)

Project	MSA	KRG Ownership %	Anticipated Start Date	Projected Stabilization Date[1]	Projected New Total GLA	Projected New Owned GLA	Total Project Cost	KRG Equity Requirement	KRG Remaining Spend	Estimated Return on Project[2]

Active Developments
Eddy Street Commons at Notre Dame, IN - Phase II	South Bend, IN	100%	N/A	Q4 2020	530,000	8,500	$90,800	$10,000	$3,200	11.0% - 13.0%
Glendale Town Center Apartments	Indianapolis, IN	12%	Q2 2020	Q2 2022	207,000	24,000	38,400	1,200	1,200	7.0% - 8.0%
Total					737,000	32,500	$129,200	$11,200	$4,400	9.0% - 11.0%

Future Opportunities[3]
Hamilton Crossing Centre	Indianapolis, IN	Creation of a mixed use (office, retail, and multi-family) development.
Glendale Town Center Retail	Indianapolis, IN	Backfilling vacant box with several national retailers and potential for outparcel development
The Corner	Indianapolis, IN	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.

Summary of Construction in Progress on Consolidated Balance Sheet
Under Construction Development / Redevelopment CIP	$4,330
Big Box Retenanting	8,509
Holly Springs Towne Center - Phase III	1,805
Various tenant improvements and small projects	18,781
Construction in Progress on Consolidated Balance Sheet	$33,425

Big Box Surge
Leases Signed	22
Tenants Open and Paying Rent	19

Capital Spent (cumulative)	$34,800
Estimated Capital Remaining	5,000
Total Estimated Capital	$39,800

Estimated Return on Costs	17%

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI[4]	$1,408
Total Remaining Annual Cash NOI	$1,408

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected ROI for redevelopments is an estimate of the expected incremental stabilized annual operating cash flows to be generated divided by the estimated project costs, including construction, development, financing, and other soft costs, when applicable to the project.

3	These opportunities are deemed potential at this time and are subject to various contingencies, many of which could be beyond the Company's control.
4	Does not include NOI associated with the Big Box Surge.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of June 30, 2020

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
South
Florida	3,322,694	$53,370	124,802	$251	121,591	$1,527	30	3,569,087	$3,729	$58,877	26.2%
Texas	1,798,705	28,442	—	—	156,197	2,813	10	1,954,902	1,354	32,609	14.5%
North Carolina	1,072,407	20,027	—	—	—	—	8	1,072,407	2,004	22,031	9.8%
Oklahoma	505,103	6,863	—	—	—	—	3	505,103	861	7,724	3.4%
Georgia	276,318	3,667	—	—	—	—	1	276,318	336	4,003	1.8%
South Carolina	257,833	2,490	—	—	—	—	2	257,833	—	2,490	1.1%
Tennessee	230,980	3,829	—	—	—	—	1	230,980	—	3,829	1.7%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.3%
Total South	7,571,440	119,279	124,802	251	277,788	4,340	56	7,974,030	8,284	132,154	58.8%

Midwest
Indiana - Retail	1,461,682	22,902	519,216	2,824	—	—	19	1,980,898	1,626	27,352	12.2%
Indiana - Other	366,502	6,760	24,000	—	—	—	3	390,502	—	6,760	3.0%
Illinois	83,759	1,140	—	—	—	—	1	83,759	—	1,140	0.5%
Ohio	236,230	2,155	—	—	—	—	1	236,230	—	2,155	1.0%
Total Midwest	2,148,173	32,957	543,216	2,824	—	—	24	2,691,389	1,626	37,407	16.7%

West
Nevada	768,726	20,133	—	—	—	—	4	768,726	3,592	23,725	10.6%
Utah	392,772	7,279	—	—	—	—	2	392,772	—	7,279	3.2%
Arizona	79,902	2,467	—	—	—	—	1	79,902	—	2,467	1.1%
Total West	1,241,400	29,879	—	—	—	—	7	1,241,400	3,592	33,471	14.9%

Northeast
New York	363,103	9,311	—	—	—	—	1	363,103	—	9,311	4.1%
New Jersey	112,788	3,430	—	—	139,022	2,814	2	251,810	2,406	8,650	3.9%
Connecticut	205,683	2,446	—	—	—	—	1	205,683	1,061	3,507	1.6%
Total Northeast	681,574	15,187	—	—	139,022	2,814	4	820,596	3,467	21,468	9.6%
	11,642,587	$197,302	668,018	$3,075	416,810	$7,154	91	12,727,415	$16,969	$224,500	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage and Pan Am Plaza Parking Garage.
2	Represents the four redevelopment and one development project not in the retail operating portfolio.
3	Represents the three operating properties owned in unconsolidated joint ventures.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of June 30, 2020

Property	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[1]			Leased %			ABR per SqFt	Grocery Anchors[2]	Other Retailers[2]
				Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	100%	79,902	55,883	24,019	100.0%	100.0%	100.0%	$30.87	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Crossing at Killingly Commons	Willimantic, CT	2010	85%	205,683	148,250	57,433	79.9%	86.2%	63.7%	14.88	Stop & Shop Supermarket, (Target)	TJ Maxx, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	100%	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.39	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	100%	97,163	71,540	25,623	100.0%	100.0%	100.0%	18.11	(Target)	Burlington, PetSmart, Michaels
Centre Point Commons	Sarasota	2007	100%	119,348	93,574	25,774	98.7%	100.0%	93.8%	17.83		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	100%	133,251	68,219	65,032	96.7%	100.0%	93.2%	28.51	Whole Foods	Party City, Planet Fitness
Colonial Square	Fort Myers	2010	100%	186,517	150,505	36,012	88.1%	100.0%	38.4%	11.75		Kohl's, Hobby Lobby, PetSmart
Delray Marketplace	Miami	2013	98%	260,347	118,136	142,211	92.3%	100.0%	86.0%	26.56	Publix	Paragon Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	100%	25,696	—	25,696	94.7%	—%	94.7%	15.34		Lowe's Home Improvement Center, Dollar Tree
Hunter's Creek Promenade	Orlando	1994	100%	119,738	55,999	63,739	100.0%	100.0%	100.0%	15.84	Publix
Indian River Square	Vero Beach	1997/2004	100%	142,622	109,000	33,622	95.9%	100.0%	82.7%	12.31	(Target)	Beall's, Office Depot, Dollar Tree, Panera
International Speedway Square	Daytona Beach	1999/2013	100%	233,424	203,405	30,019	94.6%	100.0%	57.9%	11.33	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	100%	88,611	45,600	43,011	100.0%	100.0%	100.0%	19.89	Publix
Lake City Commons	Lake City	2008	100%	65,746	45,600	20,146	100.0%	100.0%	100.0%	15.72	Publix
Lake City Commons - Phase II	Lake City	2011	100%	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.89	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	100%	21,385	14,880	6,505	94.1%	100.0%	80.6%	38.38		Walgreens
Lithia Crossing	Tampa	2003/2013	100%	90,522	53,547	36,975	98.7%	100.0%	96.8%	16.04	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	100%	225,205	147,505	77,700	96.2%	100.0%	89.0%	17.88	Sprouts Farmers Market	Kohl's, Miami Children's Hospital
Northdale Promenade	Tampa	1985/2017	100%	179,598	130,269	49,329	93.8%	100.0%	77.4%	13.01	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Pine Ridge Crossing	Naples	1993	100%	105,962	66,435	39,527	96.3%	100.0%	90.0%	18.28	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	100%	70,645	45,600	25,045	100.0%	100.0%	100.0%	15.92	Publix
Riverchase Plaza	Naples	1991/2001	100%	78,291	48,890	29,401	96.3%	100.0%	90.3%	16.89	Publix
Saxon Crossing	Daytona Beach	2009	100%	119,909	95,304	24,605	97.2%	100.0%	86.2%	15.40	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	100%	69,076	51,512	17,564	98.1%	100.0%	92.5%	14.03	Publix
Shops at Eagle Creek	Naples	1983/2013	100%	70,731	50,187	20,544	95.8%	100.0%	85.7%	17.34	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing	Naples	2016	20%	121,591	121,591	—	100.0%	100.0%	—%	12.56	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	100%	81,864	59,442	22,422	100.0%	100.0%	100.0%	17.71	(Target)	PetSmart, Cost Plus World Market, Ross Stores, Panera Bread

See footnotes on page 30

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2020

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
The Landing at Tradition	Port St. Lucie	2007	100%	359,049	283,030	76,019	80.1%	79.4%	82.9%	16.51	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, DSW, Five Below, Ross Stores
The Shops at Julington Creek	Jacksonville	2011	100%	40,254	21,038	19,216	100.0%	100.0%	100.0%	20.64	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	100%	84,086	45,600	38,486	98.6%	100.0%	97.0%	18.71	Publix
Waterford Lakes Village	Orlando	1997	100%	78,007	51,703	26,304	90.9%	100.0%	73.1%	12.95	Winn Dixie
Georgia
Mullins Crossing	Augusta	2005	100%	276,318	228,224	48,094	99.3%	100.0%	96.1%	13.36	(Target)	Ross Stores, Old Navy, Five Below, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Illinois
Naperville Marketplace	Chicago	2008	100%	83,759	61,683	22,076	97.7%	100.0%	91.1%	13.94	(Caputo's Fresh Market)	TJ Maxx, PetSmart
Indiana
54th & College	Indianapolis	2008	100%	—	—	—	—%	—%	—%	0.00	The Fresh Market
Bridgewater Marketplace	Westfield	2008	100%	25,975	—	25,975	100.0%	—%	100.0%	22.06		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	100%	286,377	247,710	38,667	97.4%	100.0%	80.6%	12.19		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Westfield	2005	100%	124,303	53,600	70,703	96.4%	100.0%	93.7%	20.32	The Fresh Market	Stein Mart, McAlister's Deli, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	100%	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	100%	87,987	20,154	67,833	98.8%	100.0%	98.4%	27.02		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station	Fishers	1989/2018	100%	52,395	15,441	36,954	88.1%	100.0%	83.1%	17.01		Dollar Tree, Goodwill
Geist Pavilion	Fishers	2006	100%	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.64		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Greyhound Commons	Carmel	2005	100%	9,152	—	9,152	100.0%	—%	100.0%	14.74		(Lowe's Home Improvement Center), Koto Japenese Steakhouse
Nora Plaza	Indianapolis	2004	100%	139,670	73,589	66,081	94.1%	100.0%	87.6%	15.22	Whole Foods, (Target)	Marshalls
Rangeline Crossing	Carmel	1986/2013	100%	99,505	48,171	51,334	71.8%	47.7%	94.5%	25.64		Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	100%	150,459	117,890	32,569	96.8%	100.0%	85.2%	22.44		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby
Stoney Creek Commons	Noblesville	2000/2013	100%	84,226	84,226	—	64.1%	64.1%	—%	14.38		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	100%	279,776	238,711	41,065	73.9%	71.6%	87.5%	14.57		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	100%	45,979	—	45,979	93.0%	—%	93.0%	27.36		Starbucks, Noodles & Company, Qdoba

See footnotes on page 30

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of June 30, 2020

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops
Nevada
Centennial Center	Las Vegas	2002	100%	334,023	147,824	186,199	99.2%	100.0%	98.6%	25.84	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Home Depot, HomeGoods, Skechers, Five Below, Sephora, Tillys
Centennial Gateway	Las Vegas	2005	100%	193,072	139,913	53,159	99.4%	100.0%	97.8%	25.68	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center	Las Vegas	1998/2006	100%	162,317	77,436	84,881	89.3%	100.0%	79.6%	27.31	Sam's Club, Walmart	Petco, Ross Stores, Skechers, Old Navy, (Home Depot)
Rampart Commons	Las Vegas	2002/2018	100%	79,314	11,965	67,349	100.0%	100.0%	100.0%	33.80		Athleta, North Italia, Pottery Barn, Williams Sonoma, Flower Child, Crunch Fitness
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	100%	112,788	52,219	60,569	100.0%	100.0%	100.0%	30.42	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center	New York / Northern New Jersey	1997	20%	139,022	133,125	5,897	97.9%	100.0%	50.8%	20.67		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	100%	363,103	325,139	37,964	96.9%	100.0%	70.7%	26.45	ShopRite	Nordstrom Rack, New York Sports Club, Burlington, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	100%	209,850	121,761	88,089	97.5%	100.0%	94.0%	18.34	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy, Five Below
Holly Springs Towne Center - Phase II	Raleigh	2016	100%	144,995	111,843	33,152	100.0%	100.0%	100.0%	18.08	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	100%	133,662	65,576	68,086	96.0%	100.0%	92.1%	23.77	(Target)	REI Co-Op, David's Bridal, Old Navy, Five Below
Oleander Place	Wilmington	2012	100%	45,524	30,144	15,380	100.0%	100.0%	100.0%	17.98	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	100%	55,368	22,500	32,868	100.0%	100.0%	100.0%	25.89	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	100%	296,715	187,406	109,309	79.3%	68.0%	98.6%	20.35	(Target)	Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	100%	125,666	105,262	20,404	99.2%	100.0%	95.0%	20.72		Best Buy, Off Broadway Shoes, PetSmart, Michaels, (Lowe's Home Improvement Center)
Toringdon Market	Charlotte	2004	100%	60,627	26,072	34,555	54.9%	—%	96.3%	29.60
Ohio
Eastgate Pavilion	Cincinnati	1995	100%	236,230	231,730	4,500	100.0%	100.0%	100.0%	9.12		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	100%	196,153	115,783	80,370	90.0%	100.0%	75.7%	17.97	(Walmart)	REI, Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty, Five Below
Shops at Moore	Oklahoma City	2010	100%	260,510	187,916	72,594	97.2%	100.0%	89.9%	12.44		Bed Bath & Beyond, Best Buy, Hobby Lobby, Old Navy, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	100%	48,440	20,515	27,925	83.0%	100.0%	70.4%	13.42	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

See footnotes on page 30

As of June 30, 2020

Property[1]	Location (MSA)	Year Built/ Renovated	Owner-ship %	Owned GLA[2]			Leased %			ABR per Sqft		Other Retailers[4]
				Total	Anchors	Shops	Total	Anchors	Shops		Grocery Anchor[4]
South Carolina
Publix at Woodruff	Greenville	1997	100%	68,103	47,955	20,148	91.0%	100.0%	69.5%	10.52	Publix
Shoppes at Plaza Green	Greenville	2000	100%	189,730	162,068	27,662	79.7%	87.0%	36.9%	12.16		Bed Bath & Beyond, Christmas Tree Shops, Sears Outlet, Party City, Shoe Carnival, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	100%	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.58	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	100%	126,812	43,450	83,362	94.6%	100.0%	91.8%	27.11	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	100%	194,666	139,219	55,447	94.5%	100.0%	80.8%	15.37	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco, Fit Factory
Kingwood Commons	Houston	1999	100%	158,109	74,836	83,273	91.9%	100.0%	84.7%	21.23	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	100%	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.43		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	100%	295,758	234,358	61,400	95.4%	100.0%	77.8%	13.58	Sprouts Farmers Market, Total Wine	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente	Austin	2004	20%	156,197	105,000	51,197	100.0%	100.0%	100.0%	18.01	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	100%	369,781	218,861	150,920	94.0%	100.0%	85.3%	19.82	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack, Five Below
Sunland Towne Centre	El Paso	1996/2014	100%	306,454	265,037	41,417	98.9%	100.0%	91.7%	11.23	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines, At Home
Waxahachie Crossing	Dallas/Ft. Worth	2010	100%	97,127	72,191	24,936	100.0%	100.0%	100.0%	15.39		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas/Ft. Worth	2013	100%	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.65	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	100%	164,657	115,916	48,741	100.0%	100.0%	100.0%	17.21	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	100%	228,115	101,464	126,651	92.6%	100.0%	86.6%	21.05		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)

Total				11,561,161	7,878,788	3,682,373	94.0%	96.1%	89.5%	$18.08

Total at Pro-Rata Share				11,227,713	7,591,015	3,630,075	93.8%	95.9%	89.5%	$18.10

____________________
1	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2020, except for Greyhound Commons and 54th & College.
2	Tenants within parentheses are non-owned.

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

NON-RETAIL OPERATING PROPERTIES

As of June 30, 2020

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Commercial Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	284,874	94.6%	$5,435	67.2%	$20.17	Carrier, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	N/A	N/A	N/A	N/A	N/A	Denison Parking (manager)
Pan Am Plaza Parking Garage[3]	Indianapolis		N/A	N/A	N/A	N/A	N/A	Denison Parking (manager)
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	81,628	100.0%	1,324	16.4%	16.23	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	24,340	100.0%	734	9.1%	30.14
Total Commercial Properties			390,842	96.1%	$7,494	92.7%	$19.96

Other Properties
Burlington	San Antonio	1992/2000	107,400	100.0%	$591	7.3%	$5.50	Burlington
			107,400	100.0%	$591	7.3%	$5.50

Total Commercial and Other			498,242	96.9%	$8,084	100.0%	$16.74

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units
Summit at City Center Apartments	New York / Northern New Jersey	2004	—	100.0%	—	—	—	Apartment complex with 26 units.

____________________
1	Annualized Base Rent represents the monthly contractual rent as of June 30, 2020 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $852,256 from the Company and subsidiaries as of June 30, 2020, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020

COMPONENTS OF NET ASSET VALUE

As of June 30, 2020

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$45,642	13	Cash and cash equivalents	$229,975	10
Below-market lease intangibles, net	(768)	15	Tenant and other receivables (net of SLR)	36,790	10
Straight-line rent including reserve for uncollectability	488	15	Restricted cash and escrow deposits	21,835	10
Other property related revenue	(1,411)	13	Prepaid and other assets	38,178	10
Ground lease ("GL") revenue	(4,242)	13	Undeveloped land in operating portfolio [1]	13,000
Consolidated Cash Property NOI (excl. GL)	$39,709		Land held for development	13,612
Annualized Consolidated Cash Property NOI (excl. ground leases)	$158,835		CIP not in under construction development/redevelopment[2]	18,781	25
			Total Other Asset Value	$372,171

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3]	$1,408	25	Mortgage and other indebtedness	$(1,346,255)	10
Unconsolidated EBITDA	1,013	18	KRG share of unconsolidated debt	(22,148)	19
			Partner share of consolidated joint venture debt	1,109	19
			Accounts payable and accrued expenses	(85,700)	10
General and administrative expense allocable to property management activities included in property expenses ($1,700 in Q2)	6,800	13, footnote 4	Other liabilities[5]	(38,065)	10
Total Adjustments	9,221		Debt premium and issuance costs, net	(5,944)	19
			Non-controlling redeemable joint venture interest	(10,070)
			Projected remaining under construction development/redevelopment[6]	(4,381)	25
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$168,056		Total Liabilities	$(1,511,454)
Annualized Ground Lease NOI	16,969
Total Annualized Portfolio Cash NOI	$185,025		Common Shares and Units Outstanding	86,429,259

____________________
1	Undeveloped land with a book value of $13.0 million at June 30, 2020.
2	Includes CIP amounts for miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the redevelopment opportunities outlined on page 25.
4	Annualized cash NOI for properties sold and acquired during the quarter.
5	Deferred revenue and other liabilities of $86.3 million less mark-to-market lease liability of $48.2 million.
6	Remaining costs on page 25 for development projects.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –6/30/2020